UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 4, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       1-15062                 13-4099534
         --------                       -------                 ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)

                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.03 Creation of a Direct  Financial  Obligation or an Obligation  under an
Off-Balance Sheet Arrangement of a Registrant.

On May 4, 2006, Time Warner Inc. ("Time Warner" or the "Company") entered into Prepaid Share Repurchase Agreements (described in Item 8.01 below) with a number of different counterparties, providing for repurchases of the Company's common stock, $0.01 par value (the "Common Stock"), under its previously announced $20 billion stock repurchase program. In connection with the Prepaid Share Repurchase Agreements, the Company has funded the majority of the approximately $3.6 billion aggregate prepayment amount through borrowings under the Company's $5.0 billion unsecured commercial paper program supported by the Company's $7.0 billion revolving credit facility (the "TW Facility"), which are described under "Management's Discussion and Analysis of Results of Operations and Financial Condition - Financial Condition and Liquidity - Bank Credit Agreements and Commercial Paper Programs -Time Warner Credit Agreement " and " - Commercial Paper Programs" in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (the "2005 Form 10-K"). The TW Facility is filed as an exhibit to the 2005 Form 10-K.


Item 8.01 Other Events.

In connection with the Company's $20 billion stock repurchase program, the Company entered into prepaid stock repurchase agreements on May 4, 2006 with a number of different counterparties (each, a "Prepaid Share Repurchase Agreement" and, collectively, the "Prepaid Share Repurchase Agreements") that provide for repurchases of Common Stock to be made pursuant to consecutive calculation periods over the next three months, or longer, depending on the share price of the Common Stock. The Company made payments of approximately $3.6 billion in the aggregate upon entry into the Prepaid Share Repurchase Agreements and will receive shares of Common Stock on the respective settlement date for each Prepaid Share Repurchase Agreement at prices based on a formula that is expected to deliver an effective average repurchase price per share below the volume weighted average price of the Common Stock over the term of the relevant contract. Each Prepaid Share Repurchase Agreement contains substantially similar terms, except for certain pricing and date-related terms. A representative form of Prepaid Share Repurchase Agreement is attached to this Form 8-K as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

Exhibit        Description
-------        -----------

99.1           Form of Prepaid Share Repurchase Agreement.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TIME WARNER INC.


                                         By:  /s/ Wayne H. Pace
                                              ----------------------------------
                                              Name:  Wayne H. Pace
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

  Date:  May 8, 2006

                                  EXHIBIT INDEX



Exhibit        Description
-------        -----------

99.1           Form of Prepaid Share Repurchase Agreement.